NUMBER                                                                    SHARES

 NY



                                    WORKSAFE
                                         INDUSTRIES INC.


                            WORKSAFE INDUSTRIES INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK

COMMON SHARES                                                  CUSIP 98138R 10 9

THIS CERTIFIES THAT



is the owner of

                  FULLY PAID AND NON-ASSESSABLE SHARES OF THE
            PAR VALUE OF TWELVE CENTS ($.12) OF THE COMMON STOCK OF

                            WORKSAFE INDUSTRIES INC.

                                     COMMON

(herein called the "Corporation"), transferable on the books of said Corporation by the holder of Common Stock by duly authorized authority upon the surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the transfer agent and registered by the registrar.

     WITNESS the facsimile seal


Dated:

/s/                                     /s/
----------------                        ---------------------
SECRETARY                               PRESIDENT

               COUNTERSIGNED AND REGISTERED:
                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                         New York, NY 10005
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

BY

                                                            AUTHORIZED SIGNATURE


SEE TREVERSE
FOR CERTAIN
DEFINITIONS

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common               UNIF GIFT MIN ACT - ______________ Custodian ______________
     TEN ENT - as tenants by the entireties                               (Cust)                    (Minor)
     JT TEN  - as joint tenants with right of                         under Uniform Gifts to Minors
               survivorship and not as tenants                        Act _________________________
               in common                                                           (State)

     Additional abbreviations may also be used though not in the above list.


For value received, _____________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated _______________________



                              __________________________________________________
                      NOTICE: THE SIGNATURE TO THIS  ASSIGNMENT  MUST CORRESPOND
                              WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:


____________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIBIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED MEDALLION SIGNATURE GUARANTEE PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.